Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Michael T. Kahler, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Annual Report on Form 10-K	Year Ended December 31, 2017

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ JANE L. MENDILLO
Jane L. Mendillo

December 12, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Michael T. Kahler, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign.

SEC Report(s) on	Covering

Annual Report on Form 10-K	Year Ended December 31, 2017

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ LINDA R. GOODEN
Linda R. Gooden

December 13, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Michael T. Kahler, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Annual Report on Form 10-K	Year Ended December 31, 2017

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ JOSEPH JIMENEZ
Joseph Jimenez

December 20, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Michael T. Kahler, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Annual Report on Form 10-K	Year Ended December 31, 2017

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ ADMIRAL MICHAEL G. MULLEN, USN (ret.)
Admiral Michael G. Mullen, USN (ret.)

December 13, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Michael T. Kahler, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Annual Report on Form 10-K	Year Ended December 31, 2017

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ JAMES J. MULVA
James J. Mulva

December 13, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Michael T. Kahler, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Annual Report on Form 10-K	Year Ended December 31, 2017

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ PATRICIA F. RUSSO
Patricia F. Russo

December 13, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Michael T. Kahler, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Annual Report on Form 10-K	Year Ended December 31, 2017

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ THOMAS M. SCHOEWE
Thomas M. Schoewe

December 13, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Michael T. Kahler, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Annual Report on Form 10-K	Year Ended December 31, 2017

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ CAROL M. STEPHENSON
Carol M. Stephenson

December 13, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Michael T. Kahler, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Annual Report on Form 10-K	Year Ended December 31, 2017

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, this power of attorney has been executed by the undersigned.

/s/ THEODORE M. SOLSO
Theodore M. Solso

December 13, 2017
Date